UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2015

I.D. SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15087	22-3270799
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

123 Tice Boulevard, Woodcliff Lake, New Jersey                                                     07677

(Address of principal executive offices)                                                                  (Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2015, I.D. Systems, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at which the stockholders of the Company, upon the recommendation of the Board of Directors of the Company (the “Board”), approved the I.D. Systems, Inc. 2015 Equity Compensation Plan (the “2015 Plan”). The voting results with respect to the approval by the stockholders of the 2015 Plan are discussed in Item 5.07 of this Current Report on Form 8-K.

Awards under the 2015 Plan may be granted to employees, officers, directors, consultants, advisors or other individual service providers of the Company and its subsidiaries. Awards that may be granted under the 2015 Plan include options to purchase shares of common stock, par value $.01 per share, of the Company (the “Common Stock”), stock appreciation rights, stock units, restricted shares of Common Stock, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards. The aggregate number of shares of Common Stock available for issuance in connection with awards granted under the 2015 Plan is 1,200,000. If any award under the 2015 Plan payable in shares of Common Stock is forfeited, cancelled, returned to the Company or otherwise terminates without payment being made thereunder, the shares of Common Stock covered by such award may again be subject to awards under the 2015 Plan.

Each of the I.D. Systems, Inc. 2007 Equity Compensation Plan, as amended (the “2007 Plan”), and the I.D. Systems, Inc. 2009 Non-Employee Director Equity Compensation Plan, as amended (the “2009 Plan”), remain in effect, and awards may continue to be granted under each such plan, subject to the terms and conditions thereof. As of June 23, 2015, 2,500,000 shares of Common Stock were authorized for issuance under the 2007 Plan, 100,342 shares of which were available for issuance under future awards, and 600,000 shares of Common Stock were authorized for issuance under the 2009 Plan, 46,808 shares of which were available for issuance under future awards.

A more detailed summary of the terms of the 2015 Plan is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on May 18, 2015 (the “Proxy Statement”). The description of the 2015 Plan set forth in this Section 5.02 is qualified in its entirety by reference to the full text of the 2015 Plan, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to grant the Board the authority to adopt, amend or repeal the bylaws of the Company without the approval of the stockholders. On June 23, 2015, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) pursuant to which the Amendment was effected.  The voting results with respect to the approval by the stockholders of the Amendment are discussed in Item 5.07 of this Current Report on Form 8-K.

A more detailed summary of the terms of the Amendment is set forth in the Proxy Statement. The description of the Amendment set forth in this Section 5.03 is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2015, the Company held its Annual Meeting, at which the Company’s stockholders voted upon (i) the election of Kenneth Brakebill, Michael Brodsky, Kenneth Ehrman, Ron Konezny and Tony Trousset as directors of the Company; (ii) the Amendment; (iii) the 2015 Plan; (iv) the ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (v) the approval, on an advisory basis, of the Company’s executive compensation.

The Company had 13,151,229 shares of Common Stock outstanding as of May 4, 2015, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 11,660,754 shares of Common Stock were present in person or represented by proxy.

The stockholders of the Company elected each of the five nominees nominated by the Board for election as directors, each to serve until the Company’s 2016 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. The voting results with respect to the election of directors were as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kenneth Brakebill	8,943,397	522,639	2,194,718
Michael Brodsky	8,448,997	1,017,039	2,194,718
Kenneth Ehrman	8,944,196	521,840	2,194,718
Ron Konezny	8,944,196	521,840	2,194,718
Tony Trousset	8,470,203	995,833	2,194,718

The stockholders of the Company approved the Amendment. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,146,221	2,243,415	76,400	2,194,718

The stockholders of the Company approved and adopted the 2015 Plan. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,580,422	1,128,984	756,630	2,194,718

The stockholders of the Company ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,465,757	180,735	14,262	0

The stockholders of the Company approved, on an advisory basis, the Company’s executive compensation. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,776,090	678,096	11,850	2,194,718

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of I.D. Systems, Inc., as amended.

10.1	I.D. Systems, Inc. 2015 Equity Compensation Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis
Title:Chief Financial Officer

Date:   June 25, 2015

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of I.D. Systems, Inc., as amended

10.1	I.D. Systems, Inc. 2015 Equity Compensation Plan